UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 19, 2007

AMERICAN PACIFIC CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-8137	59-6490478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
     Officers of American Pacific Corporation (the “Company”) intend to present to various investors and others the information about the Company described in the slides furnished as Exhibit 99.1, which are incorporated herein by reference. The slides, or modifications thereof, may be used in connection with other presentations in the foreseeable future. The slides will also be available for viewing on the Company’s website at www.apfc.com. The Company reserves the right to discontinue that availability at any time.
     The information in this report and incorporated herein by reference is being furnished, not filed, pursuant to Regulation FD, and accordingly will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically incorporated by reference therein. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. Additionally, this information is intended to be an overview and should be considered in the context of the information disclosed in the Company’s other filings with the Securities and Exchange Commission (the “SEC”) as well as other publicly-disclosed information about the Company.
     The information incorporated herein by reference includes references to EBITDA, Adjusted EBITDA, segment EBITDA, segment Adjusted EBITDA and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). Our non-GAAP financial measures should not be considered as an alternative to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are: (i) they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments; (ii) they do not reflect changes in, or cash requirements for, the Company’s working capital needs; (iii) they do not reflect interest expense or cash requirements necessary to service interest or principal payments on the Company’s debt; (iv) although depreciation is a non-cash charge, the assets being depreciated may be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; (v) they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and (vi) other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures. We have included reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP as follows:
EBITDA, Adjusted EBITDA and Margins
On November 30, 2005, we completed the acquisition of the fine chemicals business of GenCorp Inc., or the “AFC Business,” through the purchase of substantially all of the assets of Aerojet Fine Chemicals, LLC and the assumption of certain of its liabilities. AFC Business results are included in our consolidated financial statements beginning November 30, 2005. AFC Business is a manufacturer of active pharmaceutical ingredients and registered intermediates under cGMP guidelines for customers in the pharmaceutical industry.
EBITDA. We compute EBITDA as operating income (loss) plus depreciation and amortization, interest and other income, and stock-based compensation expense.
Adjusted EBITDA and Adjusted EBITDA Margin (Slide 23). We compute adjusted EBITDA as EBITDA plus environmental remediation charges. We compute Adjusted EBITDA margin as Adjusted EBITDA divided by revenues.
Segment EBITDA and Segment EBITDA Margin (Slides 4, 9, 13, 24 and 27). We compute segment EBITDA as segment operating income plus segment depreciation and amortization. We compute segment EBITDA margin as segment EBITDA divided by segment revenues.
Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin (Slide 4). We compute pro forma adjusted EBITDA as adjusted EBITDA plus the pro forma affect to include AFC Business' historical EBITDA for periods prior to its inclusion in our consolidated financial statements. We compute pro forma adjusted EBITDA Margin as pro forma adjusted EBITDA divided by pro forma revenues.
Pro Forma Segment EBITDA and Pro Forma Segment EBITDA Margin (Slides 4, 24). We compute pro forma segment EBITDA as segment EBITDA plus the pro forma affect to include AFC Business' historical segment EBITDA for periods prior to its inclusion in our consolidated financial statements. We compute pro forma segment EBITDA margin as pro forma segment EBITDA divided by pro forma segment revenues.
RECONCILATION OF SEGMENT REVENUES TO PRO FORMA SEGMENT REVENUES

	Year Ended September 30, 2006
	Specialty	Fine	Aerospace	Other
	Chemicals	Chemicals	Equipment	Businesses	Total
Revenues	$46,450	$74,026	$17,394	$4,034	$141,904
Fine Chemicals pro forma adjustment (a)	—	18,242	—	—	18,242

Pro Forma Revenues	$46,450	$92,268	$17,394	$4,034	$160,146

Segment pro forma revenues as a percent of total pro forma revenues	29%	58%	11%	3%

(a) represents the AFC Business revenues for the two months ended November 30, 2005
RECONCILIATION OF SEGMENT OPERATING INCOME TO PRO FORMA SEGMENT OPERATING INCOME AND TO PRO FORMA ADJUSTED EBITDA

	Year Ended September 30, 2006
	Specialty	Fine	Aerospace	Other
	Chemicals	Chemicals	Equipment	Businesses	Total
Segment operating income	$14,755	$7,245	$802	$264	$23,066
Depreciation and amortization	5,149	14,379	93	11	19,632

Segment EBITDA	19,904	21,624	895	275	42,698
Fine Chemicals pro forma adjustment (b)	—	1,907	—	—	1,907

Pro forma segment EBITDA	$19,904	$23,531	$895	$275	44,605

Corporate expenses					(16,407)
Corporate depreciation and amortization					549
Stock-based compensation expense					359
Interest and other income					1,069

Pro forma adjusted EBITDA					$30,175

EBITDA Margin — Pro forma segment EBITDA as a percentage of pro forma segment revenues	43%	26%	5%	7%
Pro forma segment EBITDA as a percentage of total pro forma segment EBITDA	45%	53%	2%	1%

Pro forma adjusted EBITDA as a percentage of total pro forma revenues					19%

(b) represents the AFC Business EBITDA for the two months ended November 30, 2005
RECONCILIATION OF SPECIALTY CHEMICALS SEGMENT OPERATING INCOME TO SPECIALTY CHEMICAL SEGMENT EBITDA

	Year Ended September 30,
Specialty Chemicals segment:	2004	2005	2006
Revenues	$49,459	$49,936	$46,450

Segment operating income	$12,232	$12,504	$14,755
Depreciation and amortization	4,908	5,080	5,149

Segment EBITDA	$17,140	$17,584	$19,904

Specialty Chemicals segment EBITDA as a percentage of Special Chemicals segment revenues	34.7%	35.2%	42.9%

RECONCILIATION OF REVENUE TO PRO FORMA REVENUE AND RECONCILIATION OF OPERATING INCOME (LOSS) TO PRO FORMA ADJUSTED EBITDA

	Year Ended September 30,
	2005	2006	2007 (c)
Consolidated Revenues	$67,813	$141,904	$170,000
Fine Chemicals pro forma adjustment (d)	64,568	18,242	—

Pro forma consolidated revenues	$132,381	$160,146	$170,000

Operating Income (Loss)	$(20,308)	$3,059	$12,000
Depreciation and amortization	5,639	20,181	23,000
Interest and other income	1,398	1,069	—
Stock-based compensation		359

EBITDA	(13,271)	24,668	35,000
Environmental remediation charges	22,400	3,600	—
	-
Adjusted EBITDA	9,129	28,268	35,000
Fine chemicals pro forma adjustment (d)	11,471	1,907	—

Pro forma adjusted EBITDA	$20,600	$30,175	$35,000

Pro forma adjusted EBITDA as a percentage of Pro forma revenue	15.6%	18.8%	20.6%

(c) based on the Company’s guidance for fiscal 2007 provided as part of its fiscal 2006 earnings release on December 27, 2006
(d) pro forma adjustment to include revenues from the AFC Business as if the acquisition of the AFC Business had occurred on October 1, 2004. The 2005 amount represents the year ended August 31, 2005. The 2006 amount represents the two months ended November 30, 2005

Cautionary Note Regarding Forward-Looking Statements
     This report and the information incorporated herein by reference contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding the Company’s expectations, hopes, beliefs or intentions regarding the future. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company’s periodic and other filings with the SEC, including its Form 10-K for the fiscal year ended September 30, 2006. All forward-looking statements in this document, including those that are incorporated herein by reference, are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.
Item 9.01    Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit No.	Description

99.1	Management Presentation.*
     * Furnished, not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: January 19, 2007	By:	/s/ John R. Gibson
John R. Gibson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Management Presentation.*
     * Furnished, not filed.

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